Exhibit 10.3

                        MASTER AGREEMENT FOR PURCHASE AND
                             SALE OF MORTGAGE LOANS

         This Master Agreement for Purchase and Sale of Mortgage Loans dated this 9th day of June, 1999 by and between Westmark Mortgage Corporation located at 8000 N. Federal Hwy., Boca Raton, Florida, a corporation organized under the laws of California ("Seller") and EquiCredit Corporation of America, a Delaware corporation, and its subsidiaries ("EquiCredit") located at 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256.

                                    RECITALS

         WHEREAS, the Seller desires from time to time to offer for sale to EquiCredit, and EquiCredit is willing to purchase from the Seller in accordance with the terms and conditions of this Agreement certain Mortgage Loans.

         WHEREAS, EquiCredit and Seller desire to enter into this agreement to govern the purchase and sale of loans.

         NOW THEREFORE, in consideration of the mutual agreement contained herein, the parties agree as follows:

         1. DEFINITIONS: As used in this agreement, the following terms shall have the meanings assigned to them in this section:

         ADJUSTABLE RATE MORTGAGE LOAN: A Mortgage Loan having provisions for adjustment of interest rate or payment amount purchased pursuant to the terms of this Agreement.

         ASSIGNMENT OF MORTGAGE: An Assignment of Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to EquiCredit.

         BALLOON MORTGAGE LOAN: Any individual Mortgage Loan purchased pursuant to this Agreement wherein the Mortgage Note matures after five years requiring a final and accelerated payment of principal prior to full amortization.

         BID LETTER: A letter Agreement executed on or after the date hereof setting forth the general terms and conditions of each transaction contemplated herein and identifying the loan characteristics of the Mortgage Loans to be purchased from time to time in each case substantially in the form attached hereto as Addendum 6.

         BILL OF SALE: A document whereby Seller transfers all its right, title and interest in the Mortgage Loans to EquiCredit. The form of the Bill of Sale is attached as Addendum 4 to this Agreement.

         BUSINESS DAY: Any day other than Saturday, Sunday, or a day which is a legal holiday in either Florida or the state where Seller's corporate headquarters is located.

         CLOSING DATE: The date on which EquiCredit purchases and Seller sells the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package. Such Closing Date shall be set forth in the related Bill of Sale.

         CONDITIONAL COMMITMENT: A commitment issued by EquiCredit to purchase an individual Mortgage Loan prior to its closing which specifies conditions which must be met before EquiCredit will be required to purchase the Mortgage Loan. Each Conditional Commitment shall be in the form of Addendum 2.

         CUT-OFF DATE: The first day of the month in which the related Closing Date occurs.

         DELETED MORTGAGE LOAN: A Mortgage Loan repurchased or replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         DUE DATE: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.


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         ESCROW FUNDS: Any and all monies held in escrow for the payment of taxes, insurance, and any other purpose in connection with the Mortgage Loans.

         FIXED RATE MORTGAGE LOAN: Any individual Mortgage Loan purchased pursuant to this Agreement wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

         FNMA: The Federal National Mortgage Association or any successor organization.

         FHMLC:  The Federal Home Loan Mortgage Corporation.

         LOAN-TO-VALUE RATIO OR LTV: With respect to any Mortgage Loan, the ratio of the outstanding principal amount of the Mortgage Loan as of the date of determination to the appraised value of the related Mortgaged Property.

         MONTHLY PAYMENT: The scheduled monthly payment of principal and interest on a Mortgage Loan.

         MORTGAGE: The mortgage, deed of trust, or other instrument securing a Mortgage Note. which creates a lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note or a lien upon a leasehold estate of the Mortgagor, as the case may be.

         MORTGAGE FILE: The items pertaining to a particular Mortgage Loan referred to in Addendum 3 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         MORTGAGE LOAN: An individual Mortgage Loan which is sold and serviced pursuant to this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         MORTGAGE LOAN DOCUMENTS: The following documents pertaining to any Mortgage Loan:

         (a) The original Mortgage Note (or if provided in the related Purchase and Terms Letter, a lost note affidavit bearing all intervening endorsements, endorsed Pay to the order of WESTMARK MORTGAGE CORP., without recourse and signed in the name of Seller by an authorized officer.

         (b) The original Assignment of Mortgage for each Mortgage Loan in blank.

         (c) The original of any guarantee executed in connection with the Mortgage.

         (d) The original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, Seller has not delivered or caused to be delivered the original Mortgage with evidence of recording thereon or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, Seller shall deliver or cause to be delivered to EquiCredit: (i) in the case of a delay caused by the public recording office, a copy of such Mortgage certified by Seller to be a true and complete copy of the original recorded Mortgage and (ii) in the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

         (e) The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any.

         (f) The originals of all intervening assignments of mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, Seller shall deliver or cause to be delivered to EquiCredit or EquiCredit's designee (i) in the case of a delay caused by the public recording office, a copy of such intervening assignment of mortgage certified by Seller to be a tree and complete copy of the original recorded intervening assignment of mortgage and (ii) in the case where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.


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         (g) The original mortgagee title insurance policy. If the policy has not yet been issued. Such title insurance policy shall be delivered to EquiCredit or its designee promptly upon receipt thereof by Seller but in no event later than the time specified in Addendum 3.

         MORTGAGE LOAN PACKAGE: A group of specified Mortgage Loans as identified on a Mortgage Loan Schedule which will be the subject of a transaction under the terms described in this Agreement.

         MORTGAGE LOAN SCHEDULE: The Schedule of Mortgage Loans provided by Seller to EquiCredit in respect of each Mortgage Loan Package, setting forth the following information with respect to each Mortgage Loan: (1) Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of residential units constituting the Mortgaged Property (i.e., detached single family, two-to-four-family, condominium units, etc.); (6) the date on which the current monthly payment is now due and the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the appraised value of the Mortgaged Property and the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the initial Monthly Payment was due on the Mortgage Loan; (10) the stated maturity date;
(11) the amount of the Monthly Payment as of the Cut-off Date; (12) the original principal amount of the Mortgage Loan; (13) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (14) with respect to any Adjustable Rate Mortgage Loans, the interest adjustment date; (15) with respect to any Adjustable Rate Mortgage Loans, the gross margin; (16) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (17) with respect to any Adjustable Rate Mortgage Loans, the maximum mortgage interest rate under the terms of the Mortgage Note; (18) with respect to any Adjustable Rate Mortgage Loans, the periodic rate cap; (19) the name of any third party originator; (20) a code indicating the documentation style (i.e., full, alternative, reduced or streamlined); (21) a code indicating whether the Mortgage Loan is secured by the Mortgagor's primary residence. With respect to the Mortgage Loans in the aggregate. The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. Such schedule may be delivered in hard copy form or via any electronic medium acceptable to EquiCredit or any combination thereof.

         MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         MORTGAGED PROPERTY: The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

         MORTGAGEE: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

         MORTGAGOR: The obligor on a Mortgage Note.

         PAYMENT ADJUSTMENT DATE: As to each Mortgage Loan, the date on which an adjustment to the Monthly Payment on a Mortgage Note becomes effective.

         POWER OF ATTORNEY: An authorization given by the Seller to EquiCredit to perform certain acts with respect to the Mortgage Loan. A form of Power of Attorney is attached as Addendum 5.

         PURCHASE PRICE: The price paid on the related Closing Date by EquiCredit to Seller in exchange for the Mortgage Loans purchased on such Closing Date.

         PURCHASE PREMIUM: The amount EquiCredit pays to the Seller, expressed as percentage of the principal balance of Mortgage Loan as reflected in the Bid Letter.

         QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan eligible to be substituted by Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one (1) mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the unpaid principal

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balance of the Deleted Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by Seller in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than, the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than. and not more than one year less than, the maturity date of the Deleted Mortgage Loan; (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 6 hereof; (v) shall be the same type of Mortgage Loan; (vi) have the same credit classification as determined by EquiCredit as the Deleted Mortgage Loan.

         REPURCHASE PRICE: With respect to any Mortgage Loan, a price equal to
(i) the stated principal balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance from the last date through which interest has been paid and distributed to EquiCredit to the date of repurchase, plus the Purchase Premium.

         2.  AGREEMENT TO PURCHASE:
             ----------------------

             2.1 Subject to the terms and conditions of this Agreement, Seller may offer to sell Mortgage Loans and EquiCredit may purchase Mortgage Loans at the Purchase Price set forth in the Bill of Sale.

             2.2 Seller shall deliver the Mortgage Loan Schedule to EquiCredit not less than five (5) business days prior to the anticipated Closing Date. The Mortgage Loans shall comply with the representations and warranties set forth in this Agreement, and shall have an aggregate outstanding principal balance as of the close of business on the Cut-off Date after giving effect to any payments on or before such date as shown in the Mortgage Loan Schedule. The sale of the Mortgage Loans shall take place on the Closing Date as agreed to between the parties at such place as specified by EquiCredit. EquiCredit shall upon completion of its due diligence determine which Mortgage Loans on the Mortgage Loan Schedule that it desires to purchase and shall forward to Seller a Bill of Sale containing the relevant terms of purchase including without limitation Purchase Price, Purchase Premium, if any, Closing Date and any other terms applicable to such purchase. The Purchase Price for each Mortgage Loan shall be determined in accordance with Bid Letter. The Purchase Price shall be set forth m the proposed Bill of Sale to purchase Mortgage Loans.

             2.3 If the Purchase Price contains a Premium and the Mortgage Loan is paid off other than by EquiCredit within twelve months (one year) of the related Closing Date, Seller shall rebate to EquiCredit a portion of the Premium paid by EquiCredit to Seller, calculated by applying a percentage to such Premium the numerator of which will be the number of months remaining in the one year period following the Closing Date and the denominator of which is twelve. If the Mortgage Loan that is prepaid contains a prepayment penalty clause or addendum, the Premium rebate shall be reduced by the amount of the prepayment penalty collected from the Mortgagor. EquiCredit shall provide Seller with a monthly report showing payoff figures for the previous month including Premium rebates, if any owing to EquiCredit.

             2.4 If there are Escrow Funds held in connection with the Mortgage Loans, Seller shall return such funds to the borrower and advise the borrower that EquiCredit does not require the borrower to maintain an escrow account in connection with the loan.

         3.  CLOSING:
             --------

             3.1 The Seller agrees to transfer, assign, set over and convey to EquiCredit, without recourse but subject to the terms of this Agreement, on the Closing Date and as of the Cut-off Date, all rights, title and interest of the Seller in and to the Mortgage Loans including all of the following:

                           (i) All right, title and interest of Seller in and to
                  amounts collected on such Mortgage Loans after the Cut-off
                  Date;

                           (ii) All liens created by each Mortgage Loan
                  instrument;

                           (iii) All of Seller's rights to any insurance
                  proceeds;

                           (iv) All Mortgage Loan instruments and Mortgage Loan
                  Files pertaining to each Mortgage Loan;

                           (v) All proceeds derived from any of the foregoing;

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                           (vi) Ail rights of Seller to service the Mortgage
                  Loans and to enforce any of the foregoing;

                           (vii) If Seller did not originate any Mortgage Loan,
                  all of Seller's rights as purchaser under any documents pursuant to which Seller acquired each Mortgage Loan, to the extent such rights may be assigned.

                  3.2 Seller shall deliver at closing date the Mortgage Files and the Mortgage Loan Documents.

                  3.3 The Seller shall, promptly upon receipt thereof, deliver to EquiCredit or its designee the original Mortgage or assignment of Mortgage as the case may be with evidence of recording indicated thereon. In the event the Seller cannot deliver any original recorded Mortgage or assignment of Mortgage to EquiCredit for any reason, the Seller shall deliver or cause to be delivered to EquiCredit or it assignee a photocopy of such Mortgage or assignment as the case may be certified by the appropriate county recorder's office to be a true and correct copy of the original thereof recorded in such recorder's office.

                  3.4 In the event payment of any of the Mortgage Loans purchased hereunder is made to Seller on or after the Closing Date, such payment shall be deemed to have and shall have been received by Seller in trust for the account of EquiCredit and shall be immediately paid over to EquiCredit.

                  3.5 Any sales, use, income, transfer, stamp or other taxes applicable to the sale of Mortgage Loans shall be paid by the Seller.

                  3.6 Seller shall transfer all servicing rights and benefits and accounts pertaining to or in any way connected with each such Mortgage Loan, and documentation sufficient to enable EquiCredit or its designated representative to service each such Mortgage Loan and evidencing compliance with all rules, orders, and regulations of federal, state and municipal governments and other duly appointed authorities affecting the Mortgage Loans. Seller shall take all action necessary to transfer to EquiCredit all interest of Seller in and to make EquiCredit the loss payee of, each title policy, mortgage guaranty insurance policy, hazard insurance policy, and each other insurance policy constituting a portion of any Mortgage File and with respect to each Mortgage Loan Seller further agrees to resign forthwith any trusteeship under any deed of trust or to procure for EquiCredit, if requested, the resignation of any individual who may be named Trustee under such deed of trust.

         4. RELATIONSHIP OF THE PARTIES: The execution of this Agreement and the carrying out of its terms does not and will not make the Seller and EquiCredit partners or joint ventures, nor is the Seller to act as an agent of the EquiCredit in originating, administering or collecting any loan except as set forth in the Agreement.

         5. REPRESENTATIONS AND WARRANTIES: With respect to each loan which is subject to this agreement, the Seller makes the following representations and warranties:

                  5.1 REPRESENTATIONS AND WARRANTIES RESPECTING SELLER. Seller represents, warrants and covenants to EquiCredit that, as of the Closing Dates:

                       (a) Seller is duly organized, validly existing and in good standing under the laws of the United States or its state of incorporation and is qualified to transact business in and is in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon Seller by any state having jurisdiction and in any event Seller is or will be in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

                       (b) Seller has the full power and authority to perform, and to enter into and consummate, all transactions contemplated by this Agreement. As of the Closing Date, Seller has the full power and authority to hold each Mortgage Loan and to sell each Mortgage Loan;

                       (c) Neither the acquisition or origination of the Mortgage Loans by Seller, the sale of the Mortgage Loans to EquiCredit, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Seller's certificate of incorporation or by-laws or result in a material breach of any legal restriction of any agreement or instrument to which Seller is now a party or by which it is bound, or constitute a

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material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject;

                       (d) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                       (e) There is no action, suit, proceeding, investigation or litigation pending or, to Seller's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to Seller would adversely affect the sale of the Mortgage Loans to EquiCredit, the ability of Seller to provide for the interim servicing for Mortgage Loans thereunder in accordance with the terms hereof, or Seller's ability to perform its obligations under this Agreement;

                       (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of or compliance by Seller with this Agreement or the terms of the Mortgage Loans, the sale of the Mortgage Loans to EquiCredit or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date; and

                       (g) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions.

                  5.2 REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL MORTGAGE LOANS. Seller represents and warrants to EquiCredit that, as to each Mortgage Loan, as of the Closing Date for such Mortgage Loan:

                       (a) The information contained in the Mortgage Loan Schedule and any other information furnished by the Seller is complete, true and correct;

                       (b) All payments required to be made up to, and including, the related Cutoff Date for such Mortgage Loan under the terms of the Mortgage Note have been made; neither the originator nor Seller has advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

                       (c) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the related Mortgaged Property;

                       (d) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off counterclaim or defense;

                       (e) All buildings upon the Mortgaged Property are insured by an insurer having an "A" rating in the AM Best Insurance Guide against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located. All insurance policies contain a standard mortgagee clause naming Seller or the Originator, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current Guidelines of the Federal Insurance Administration (or any successor thereto) is in effect. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefore from the Mortgagor;

                       (f) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

                       (g) The Mortgage has not been modified, satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such modification, release, cancellation, subordination or rescission;

                       (h) The Mortgage is a valid, existing and enforceable lien on the Mortgaged Property, including all improvements on the Mortgaged Property, having the priority indicated in the Mortgage Loan Schedule subject only to matters to which like properties are commonly subject. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable lien and security interest on the property described therein and Seller has full right to sell and assign the same to EquiCredit;

                       (i) The Mortgage Note is genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

                       (j) To the best of Seller's knowledge after reasonable inquiry and investigation, all parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been properly executed by such parties;

                       (k) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefore have been complied with;

                       (l) Seller is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged. Seller has full right to transfer and sell the Mortgage Loan to EquiCredit free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                       (m) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledges or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) (a) organized under the laws of such state, or (b) qualified to do business in such state, or (c) a federal savings and loan association or national bank, or (d) not deemed to be doing business in such state under applicable law;

                       (n) Unless another form of title evidence is described in the Purchase and Terms Letter, each Mortgage Loan is covered by an ALTA lender's title insurance policy issued by a title insurer meeting the standards for acceptance by either FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Seller, its successors and assigns as to the priority lien of the Mortgage designated on the original principal mount of the Mortgage Loan;

                       (o) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and Seller has not waived any default, breach, violation or event of acceleration;

                       (p) There are no mechanics or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                       (q) All improvements which were considered in determining the appraised value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                       (r) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

                       (s) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by

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trustee's sale, and (ii) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified Seller and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

                       (t) The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who is duly certified or licensed in the state where the property is located, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

                       (u) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by EquiCredit to the trustee under the deed of trust, except m connection with a trustee's sale after default by the Mortgagor;

                       (v) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                       (w) The Mortgage Note and Mortgage are on forms acceptable to EquiCredit;

                       (x) All documents used to support the borrowers application, including, but not limited to, verifications or other records supporting the borrowers income, employment or credit are true and genuine; (y) Any escrow account for payment of taxes and insurance has been terminated any only funds held in such an account have been returned to the borrower.

                  5.3 REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Sections 5.1 and 5.2 shall survive the sale of the Mortgage Loans to EquiCredit and shall inure to the benefit of EquiCredit, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either Seller or EquiCredit of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of one or more of the Mortgage Loans, the party discovering such breach shall give prompt written notice to the other.

                       Seller shall have a period of thirty (30) days from the earlier of the discovery of a breach or the receipt by Seller of notice of a breach within which to correct or cure such breach. If any such breach cannot be corrected or cured within such thirty (30) day period, Seller shall, at EquiCredit's option and not later than thirty (30) days after its discovery or its receipt of notice of such breach, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 5.1 and such breach cannot be cured within thirty
(30) days of the earlier of either discovery by or notice to Seller of such breach, all of the Mortgage Loans shall, at EquiCredit's option, be repurchased by Seller at the Repurchase Price provided that Seller shall have no obligation to repurchase or indemnify as a result of a breach of this warranty unless such breach impairs the enforceability of the Mortgage Loan or the title or ownership of EquiCredit thereto. However, if the breach shall involve a representation or warranty set forth in Section 5.2 and Seller discovers or receives notice of any such breach within one hundred and twenty (120) days of the Closing Date, Seller may, with the consent of EquiCredit and provided that Seller has a Qualified Substitute Mortgage Loan (or Loans), rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this
Section 5.3 shall be accomplished by wire transfer of immediately available funds on the repurchase date to an account designated by EquiCredit.

                       At the time of repurchase or substitution, EquiCredit and Seller shall arrange for the reassignment of the Deleted Mortgage Loan to Seller and the delivery to Seller of any documents held by EquiCredit relating to the Deleted Mortgage Loan. In connection with any substitution, Seller shall be deemed to have made as to such Qualified Substitution Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. Seller shall effect such substitution by delivering to EquiCredit the Mortgage Loan Documents for such Qualified Substitute Mortgage Loan.

                       If Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be remitted by wire transfer in immediately available funds.

                       In addition to such repurchase or substitution obligation, Seller shall indemnify EquiCredit and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of Seller's representations and warranties contained in this
Section 5. Any cause of action against Seller relating to or arising out of the breach of any representations and warranties made in Sections 5. I or 5.2 shall accrue as to any Mortgage Loan upon (i) the discovery of such breach by EquiCredit or notice thereof by Seller to EquiCredit, (ii) failure by Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon Seller by EquiCredit for compliance with the relevant provisions of this Agreement.

                  5.4 REMEDY TO INSURE ACCURACY OF REAL ESTATE APPRAISALS. EquiCredit may, at its own expense, in order to verify the accuracy of real property appraisals prepared for Seller, order a re-appraisal of the property secured by a Mortgage. If the reappraisal obtained by EquiCredit indicates a fair market value which is more than ten (10) percent less than the original appraisal value, then upon receipt by the Seller from EquiCredit of a signed copy of the reappraisal, EquiCredit may, at its sole discretion, require Seller to repurchase the loan at the Repurchase Price and reimburse EquiCredit for the cost of the appraisal subject to the following: If Seller disputes the validity of the reappraisal prepared by EquiCredit's appraiser, Seller may, at its own expense, request EquiCredit to obtain a third appraisal, and only if such third appraisal is also more than ten (10) percent less than the original appraisal value shall the Seller be required to repurchase the Loan at the Repurchase Price. EquiCredit shall choose the appraiser for the third appraisal with the Seller's approval, which shall not be unreasonably withheld. The appraisal must be performed in accordance with industry standards for the appraising industry in the area in which the property is located, and the appraiser must be independent with respect to both parties unless otherwise agreed on by the parties. In determining the appropriate appraisal value, the review appraiser must determine the fair market appraised value as of the original appraisal date using comparable sales that were available as of the date of the original appraisal. The original reappraisal must be ordered within one (1) year of EquiCredit's purchase of the Loan from the Seller.

         6. OPTIONAL CREDIT INSURANCE: Subject to EquiCredit's consent, Seller may offer optional credit insurance to Borrowers in connection with the Mortgage Loans. In the event Seller offers such insurance, Seller shall be solely responsible for administration of any and all credit insurance coverage, including, without limitation, the processing of claims and the rebate of unearned premium. EquiCredit will use its best efforts to provide Seller with information necessary to carry out its obligations.

         7.       ADDITIONAL COVENANTS:
                  ---------------------

                  (a) Each party shall, from time to time, execute and deliver or cause to be executed and delivered, such additional instruments, assignments, and documents as the other party may at any time reasonably request for the purpose of carrying out the terms of this Agreement and the transfers provided for hereto.

                  (b) In order to enforce the EquiCredit's right under this Agreement, Seller shall, upon the request of EquiCredit or its assigns, do and perform or cause to be done and performed, every reasonable act and thing necessary or advisable to put EquiCredit or its assigns in position to enforce the payment of the Loans and to carry out the intent of this Agreement, including the execution of and, if necessary, the recordation of additional documents including separate endorsements and assignments upon request or Purchase. In addition, Seller hereby irrevocably appoints any officer or employee of EquiCredit or its assigns its true and lawful attorney to do and perform every act necessary, requisite, proper, or advisable to be done to put EquiCredit or its assigns in position to enforce the payment of the loans, its rights under this Agreement, and to carry out the intent of this Agreement, including, but not limited to the right to sign, execute, endorse and/or assign, and deliver to EquiCredit or it's assigns on behalf of Seller and Mortgage Note, Mortgage, or any other Loan documents and also any other writing of any kind or nature whatsoever which may be used in connection therewith to evidence any obligation of Seller or any Borrower to Purchase or its assigns, pursuant to this Agreement and to endorse any check or other instruments for the payment thereof. This Power of Attorney is conferred upon EquiCredit or its assigns hereby together with the right to appoint any other person to execute the said power.

                  (c) Seller agrees that it will not solicit directly or indirectly any borrower obligated on any Mortgage Loan sold under this Agreement to refinance or otherwise pay the Mortgage Loan for a period of twenty-four months from the Closing Date. This covenant shall not apply to mass mailing or mass market efforts not specifically targeted to the borrowers on Mortgage Loans.

                  (d) EquiCredit and Seller agree that, except as provided herein and as may be required by applicable law or regulation, neither party shall disclose in advertising, publicity, promotion, or otherwise the name of the other party, the existence or contents of this Agreement or any terms or conditions hereof without the prior written consent, unless such disclosure is required pursuant to law or regulation.

         8. SURVIVAL OF COVENANTS, AGREEMENT, REPRESENTATIONS AND WARRANTIES; SUCCESSORS AND ASSIGNS: All warranties, representations and covenants made by the parties in this Agreement or in any other instrument delivered by either party under this Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the delivery to EquiCredit of any Mortgage Loan after purchase of the Mortgage Loans (I) regardless of any investigation made by either party or on its behalf and (ii) notwithstanding any restrictions or qualified endorsements on any Note or other evidence indebtedness and (iii) notwithstanding any subsequent transfer of a Mortgage Loan to any third party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, and shall supersede and cancel any prior oral agreements between the parties. This Agreement may not be assigned by Seller without EquiCredit's prior written consent.

         9. SEVERABILITY: If any provision, or part thereof, of this Agreement is invalid or unenforceable under any law, such provision or part thereof, is and will be totally ineffective to that extent, but the remaining provisions, or part thereof will be unaffected.

         10. ATTORNEYS' FEES: Anything to contrary notwithstanding, in the event of any action at law, m equity or otherwise between the parties in relation to this Agreement or any Loan or other instrument or agreement required or purchased or sold thereunder, the non-prevailing party, in addition to any other sum which such party shall be required to pay pursuant to the terms and condition of this Agreement, at law in equity, arbitration or otherwise shall also be required to pay to the prevailing party all costs and expenses of such litigation, including reasonable attorney fees.

         11. WAIVERS: No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instance, shall be deemed to be, or construed as a further or continuing waiver of any such term, provision or condition, or of any other term, provision or condition of this Agreement.

         12. NOTICE: Any notice or other communication in this Agreement provided or permitted to be given by one party to the other must be in writing and given by personal delivery or by depositing the same in the United States mail (certified mail, return receipt requested), addressed to the other party to be notified, postage prepaid. A notice or other communication shall be effective when delivered to the proper address. For purposes of notice, the addresses of the parties shall be as follows:

                  Buyer:            EquiCredit Corporation
                                    10401 Deerwood Park Boulevard
                                    Jacksonville, Florida 32256
                                    Attention: Rodolfo F. Engmann, President

                  with a copy to the attention of: Legal Department

                  Seller:           Westmark Mortgage Corporation
                                    8000 North Federal Highway
                                    Boca Raton, FL 33487
                                    Attention: Payton Story III, President/COO

                  with a copy to the attention of:

                                           Harry Coolidge
                                           1260 41st Ave., Suite N
                                           Capitola, CA

         The above address may be changed from time to time by written notice from one party to the other.

         13. ASSIGNMENT: The Seller shall not, without the prior written consent of EquiCredit, assign any of its fights or obligations hereunder.

         14. CAPTIONS: Paragraph or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15. GOVERNING LAW: This Agreement shall be governed and construed in accordance with the laws of the State of Florida. The provisions of this paragraph shall not affect the provisions of any Note, Mortgage or Related Assets which cause the laws of the United States or other state to be applicable. Each party hereto is sophisticated and represented by legal counsel. Accordingly, this Agreement shall be interpreted fairly in accordance with its provisions and without regard to which party drafted it.

         16. TERMINATION: Either party may terminate this Agreement on thirty
(30) days written notice to the other party. EquiCredit has the option of terminating its obligations to purchase loans hereunder immediately upon notice to the Seller upon the Seller's breach of any of the Representations and Warranties contained in the Agreement, however, subject to the rights to cure as outlined in the Agreement.

         17. JURISDICTION AND VENUE: With respect to any controversy argument or claim arising out of or relating to this Agreement, or any breach thereof (including, but not limited to, a request for emergency relief), the parties hereby consent to the exclusive jurisdiction of the state and federal courts having jurisdiction over EquiCredit at the time any such controversy, argument or claim arises, and waive personal service of any and all process upon them and consent that all such service of process made by registered or certified mall directed to them at the address stated herein and service so made shall be deemed to be completed five (5) days after mailing. The parties waive trial by jury and waive any objection to jurisdiction and venue of any action instituted hereunder, agree not to assert any defense based on lack of jurisdiction or venue and consent to the granting of such legal or equitable relief as is deemed appropriate by the court, including, but not limited to, any emergency relief, injunctive or otherwise.

         18. ENTIRE AGREEMENT: This Agreement constitutes the entire agreement between the parties. No prior or contemporaneous representations, whether oral or written not contained herein, shall be of any effect. This Agreement shall not be modified, changed or altered in any respect, except in writing, executed by both parties.

         19. DUPLICATE ORIGINALS: This Agreement may be executed in one or more counterparts, each of which shall be deemed a duplicate original, and all of them shall constitute one and the same Agreement; provided that it shall only be necessary to produce one duplicate of each Agreement for proof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

WESTMARK MORTGAGE CORPORATION              EQUICREDIT CORPORATION OF AMERICA

By:  /s/ Payton Story, III                 By:
   ------------------------------              ---------------------------------
Title:  PRESIDENT                          Title:
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